FOR  IMMEDIATE  RELEASE


CONTACT:
DERMOT  O'GRADY,  CFO
MATHSOFT,  INC.
(617)  577-1017,  x821

              MATHSOFT  REPORTS RECORD THIRD QUARTER 2000 REVENUES

CAMBRIDGE, Mass., October 19, 2000- MathSoft, Inc. (NASDAQ: MATH) today reported net revenues of $7.6 million for its third quarter ending September 30, 2000. This compares to net revenues of $7.0 million in the third quarter of 1999, an increase of 9%. The revenue performance set a new third quarter record for the Company's continuing operations.

THIRD  QUARTER  RESULTS
-----------------------

* The Data Analysis Products Division posted record quarterly net revenues of $4.2 million, up 32% from the same period last year.

* The StudyWorks product line grew 71% from 3Q99 assisting the Engineering and Education Products Division to expand its year-to-date third quarter net revenues over the same period last year.

* As previously reported, the Company discontinued the operations of FreeScholarships.com. In connection with this the Company has recorded a third quarter loss from discontinued operations of $4.1 million. This loss includes an estimate of $1.9 million to cover the expenses associated with the closure of the division and its Web site. The Company reported a $3.5 million net loss for the third quarter of 2000, or $.33 loss per share, compared to net income of $.2 million, or $.02 per share, for the third quarter of 1999.

ABOUT  MATHSOFT
---------------

Founded in 1984, MathSoft is the provider of the broadest line of technical calculation and analytical software for business and academia. The company has two million users of its Mathcad, StudyWorks!, S-PLUS, StatServer and Axum software worldwide. Users include professionals at more than 90% of the Fortune 1,000 companies and over 500 government installations, and students and faculty at over 2,000 colleges and universities.

This release contains information about management's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, but not limited to, the risks associated with distribution channels; the risks associated with international operations; the risks associated with acquisitions; the risks associated with investments in new products and services, and the ability to enhance current products and to introduce new products in a timely fashion. Please refer to the cautionary statements appearing in MathSoft's Annual and Quarterly Reports and prospectus filed with the Securities and Exchange Commission for a discussion of these and other various factors that could cause MathSoft's actual results to differ materially from those discussed in the forward-looking statements.

                                       ###

Axum, S-PLUS, StatServer, StudyWorks and Mathcad are registered trademarks, and the MathSoft logo is a trademark of MathSoft, Inc.

                         MATHSOFT, INC. AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                     ASSETS


                                                         SEPT 30,    DEC 31,
                                                           2000       1999
                                                         ---------  --------

CURRENT ASSETS:
      Cash, cash equivalents and short-term investments  $   3,406    $7,213
      Accounts receivables, net                              6,032     4,743
      Other receivables                                      1,190     1,420
      Inventories                                               88       263
      Prepaid expenses                                         529       382
                                                         ---------  --------
            Total current assets                            11,245    14,021
                                                         ---------  --------

PROPERTY AND EQUIPMENT, NET                                  1,548     1,064
                                                         ---------  --------

NET ASSETS FROM DISCONTINUED OPERATIONS                          -     1,181

OTHER ASSETS                                                   537       401
                                                         ---------  --------


           TOTAL ASSETS                                  $  13,330  $ 16,667
                                                         =========  ========

                 Liabilities and Stockholders' Equity

                                                          Sept 30,   Dec 31,
                                                           2000       1999
                                                         ---------  --------


CURRENT LIABILITIES                                      $   8,697  $  7,885

NET LIABILITIES FROM DISCONTINUED OPERATIONS                 2,228         -

OTHER LONG-TERM LIABILITIES                                    153       148

STOCKHOLDERS' EQUITY                                         2,252     8,634
                                                         ---------  --------

           TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $  13,330  $ 16,667
                                                         =========  ========


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
                                     MATHSOFT, INC. AND SUBSIDIARIES
                             CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                  (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                               (UNAUDITED)

                                                            Three Months Ended       Nine Months Ended
                                                            Sept 30,    Sept 30,    Sept 30,    Sept 30,
                                                              2000        1999        2000        1999
                                                           ----------  ----------  ----------  ----------

REVENUES:
      Software licenses                                    $   4,986   $   5,455   $  16,210   $  15,842
      Services and other                                       2,615       1,530       6,769       4,211
                                                           ----------  ----------  ----------  ----------
          Total Revenues                                       7,601       6,985      22,979      20,053
                                                           ----------  ----------  ----------  ----------

COST OF REVENUES:
      Software licenses                                          867         943       2,819       2,587
      Services and other                                         784         460       2,074       1,279
                                                           ----------  ----------  ----------  ----------
          Total cost of revenues                               1,651       1,403       4,893       3,866
                                                           ----------  ----------  ----------  ----------
          Gross Profit                                         5,950       5,582      18,086      16,187
                                                           ----------  ----------  ----------  ----------

OPERATING EXPENSES:
      Sales and marketing                                      3,171       2,966       9,375       8,576
      Research and development                                 1,470       1,162       4,051       3,527
      General and administrative                                 719         720       2,515       2,166
                                                           ----------  ----------  ----------  ----------
          Total operating expenses                             5,360       4,848      15,941      14,269
                                                           ----------  ----------  ----------  ----------

          Income from Continuing Operations                      590         734       2,145       1,918

INTEREST INCOME , NET                                             29           8         126          84
                                                           ----------  ----------  ----------  ----------

         Income Before Provisions for Income Taxes               619         742       2,271       2,002

PROVISION FOR INCOME TAXES                                         5          28          51          61
                                                           ----------  ----------  ----------  ----------

         Net Income from Continuing Operations                   614         714       2,220       1,941

DISCONTINUED OPERATIONS
      Loss from Operations of Discontinued Division           (4,134)       (473)     (9,849)       (674)
                                                           ----------  ----------  ----------  ----------

         Net (loss) Income                                 $  (3,520)  $     241   $  (7,629)  $   1,267
                                                           ==========  ==========  ==========  ==========


BASIC (LOSS) EARNINGS PER SHARE - CONTINUING OPERATIONS    $    0.06   $    0.07   $    0.21   $    0.20
                                                           ==========  ==========  ==========  ==========

DILUTED (LOSS) EARNINGS PER SHARE - CONTINUING OPERATIONS  $    0.06   $    0.07   $    0.21   $    0.18
                                                           ==========  ==========  ==========  ==========

BASIC (LOSS) EARNINGS PER SHARE                            $   (0.33)  $    0.02   $   (0.74)  $    0.13
                                                           ==========  ==========  ==========  ==========

DILUTED (LOSS) EARNINGS PER SHARE                          $   (0.33)  $    0.02   $   (0.73)  $    0.12
                                                           ==========  ==========  ==========  ==========


WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                    10,673       9,776      10,379       9,743
                                                           ==========  ==========  ==========  ==========

WEIGHTED AVERAGE COMMON SHARES ASSUMING DILUTION              10,760      10,129      10,466      10,498
                                                           ==========  ==========  ==========  ==========

                                 MATHSOFT, INC. AND SUBSIDIARIES
                                         (IN THOUSANDS)
                                           (UNAUDITED)

                                                       Three Months Ended    Nine Months Ended
                                                      Sept 30,   Sept 30,   Sept 30,   Sept 30,
                                                        2000       1999       2000       1999
                                                      ---------  ---------  ---------  ---------

SEGMENT INFORMATION FOR CONTINUING OPERATIONS:

Net Revenues:
  Engineering and Education Products Division         $   3,389  $   3,783  $  11,570  $  11,126
  Data Analysis Products Division                         4,212      3,202     11,409      8,927
                                                      ---------  ---------  ---------  ---------
    Total                                                 7,601      6,985     22,979     20,053
                                                      =========  =========  =========  =========

Cost of Revenues:
  Engineering and Education Products Division               420        508      1,637      1,507
  Data Analysis Products Division                         1,231        895      3,256      2,359
                                                      ---------  ---------  ---------  ---------
    Total                                                 1,651      1,403      4,893      3,866
                                                      =========  =========  =========  =========

Total Operating Expenses:
  Engineering and Education  Products Division            2,981      3,057      9,605      9,059
  Data Analysis Products Division                         2,379      1,791      6,336      5,210
                                                      ---------  ---------  ---------  ---------
    Total                                                 5,360      4,848     15,941     14,269
                                                      =========  =========  =========  =========

          Income from Continuing Operations                 590        734      2,145      1,918

INTEREST INCOME , NET                                        29          8        126         84
                                                      ---------  ---------  ---------  ---------

           Income Before Provisions for Income Taxes        619        742      2,271      2,002

PROVISION FOR INCOME TAXES                                    5         28         51         61
                                                      ---------  ---------  ---------  ---------

Net  Income:
  Engineering and Education Products Division                 9        205        420        603
  Data Analysis Products Division                           605        509      1,800      1,338
                                                      ---------  ---------  ---------  ---------
    Total                                                   614        714      2,220      1,941
                                                      =========  =========  =========  =========


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